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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report
(Date of earliest event reported)                 Commission File Number
        May 5, 2004                                       000-27941



                                 IMERGENT, INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                                        87-0591719
    (State or other jurisdiction of                           (IRS Employer
    incorporation or organization)                          Identification No.)



                           754 EAST TECHNOLOGY AVENUE
                                OREM, UTAH 84097
              (Address of principal executive offices and zip code)




                                 (801) 227-0004
                         (Registrant's telephone number)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)

     99.1 Press release dated May 5, 2004 announcing earnings for the quarter ended March 31, 2004 and the withdrawal of its application for NASDAQ Small Cap Exchange listing.

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ITEM 9.  REGULATION FD DISCLOSURE

     On May 5, 2004, Imergent, Inc. announced its financial results for the quarter ended March 31, 2004 and announced the withdrawal of its application for NASDAQ Small Cap Exchange listing. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2004                IMERGENT, INC.

                                  By:     /s/  ROBERT M. LEWIS
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                                  Name:   Robert M. Lewis
                                  Title:  Chief Financial Officer